                                                                    Exhibit 3.29

BCA-2.10 (REV. JUL. 1984)                                         File #

                                    JIM EDGAR
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                            ARTICLES OF INCORPORATION

    ____ in Duplicate                                     This Space For Use By
                                                           Secretary of State
Payment must by made by
Certified Check, Cashier's                           Date 7-30-87
Check, Illinois Attorney's
Check, Illinois C.P.A. Check or                      License Fee      $   5.00
Money Lender, payable to                             Franchise Tax    $  25.00
"SECRETARY OF STATE".                                Filing Fee       $  75.00
                                                                      --------

     DO NOT SEND CASH!                               Clerk            $ 105.00

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE    The name of the corporation is
                                  CRITIC'S CHOICE VIDEO, INC.
               -----------------------------------------------------------------
               (SHALL CONTAIN THE WORD "CORPORATION", "COMPANY", "INCORPORATED",

               -----------------------------------------------------------------
                            "LIMITED", OR AN ABBREVIATION THEREOF)

ARTICLE TWO    The name and address of the initial registered agent and its registered office are:

               Registered Agent
                                      Michael            J.     Freed
                            ----------------------------------------------------
                            FIRST NAME          MIDDLE NAME     LAST NAME

               Registered Office
                                   200 North LaSalle Street, Suite 2100
                            ----------------------------------------------------
                            NUMBER         STREET          SUITE # (A.P.O. BOX
                                                           ALONE IS NOT
                                                           ACCEPTABLE)

                                   Chicago           60601     Cook
                            ----------------------------------------------------
                            CHICAGO          ZIP CODE          COUNTY

ARTICLE THREE  The purpose or purposes for which the corporation is organized are:
                       If not sufficient to cover this point, add one or more sheets of this size.

               See attached Exhibit "A"

ARTICLE FOUR   Paragraph 1: The authorized shares will be:

                    CLASS    *PAR VALUE PER SHARE    NUMBER OF SHARES AUTHORIZED
               -----------------------------------------------------------------
                   COMMON             NPV                     10,000
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                       If not sufficient to cover this point, add one or more sheets of this size.

               Not Applicable.

----------
* A DECLARATION AS TO A "PAR VALUE" IS OPTIONAL. THIS SPACE MAY BE MARKED "N/A" WHEN NO REFERENCE TO A PAR VALUE IS DESIRED.

ARTICLE FIVE   The number of shares to be issued initially, and the
               consideration to be received by the corporation therefor, are:

                         *PAR VALUE     NUMBER OF SHARES    CONSIDERATION TO BE
                CLASS    PER SHARE   PROPOSED TO BE ISSUED   RECEIVED THEREFOR
               -----------------------------------------------------------------
               COMMON       NPV              1,000             $  10,000.00
               -----------------------------------------------------------------
                                                               $
               -----------------------------------------------------------------
                                                               $
               -----------------------------------------------------------------
                                                               $
               -----------------------------------------------------------------
5475-247-4                                           TOTAL     $  10,000.00
                                                               -----------------

ARTICLE SIX    OPTIONAL
               The number of directors constituting the initial board of directors of the corporation is _____, and the name and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

                           NAME                   RESIDENTIAL ADDRESS
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

ARTICLE SEVEN  OPTIONAL
               (a)  It is estimated that the value of all         $ ____________
                    property to be owned by the corporation for the following year wherever located will be:

               (b)  It is estimated that the value of the         $ ____________
                    property to be located within the State of Illinois during the following year will be:

               (c)  It is estimated that the gross amount of      $ ____________
                    business which will be transacted by the corporation during the following year will be:

               (d)  It is estimated that the gross amount of      $ ____________
                    business which will be transacted from
                    places of business in the State of Illinois during the following year will be:

ARTICLE EIGHT  OTHER PROVISIONS
               ATTACH A SEPARATE SHEET OF THIS SIZE FOR ANY OTHER PROVISION TO BE INCLUDED IN THE ARTICLES OF INCORPORATION, E.G., AUTHORIZING PRE-EMPTIVE RIGHTS; DENYING CUMULATIVE VOTING; REGULATING INTERNAL AFFAIRS; VOTING MAJORITY REQUIREMENTS; FIXING A DURATION OTHER THAN PERPETUAL, ETC.

                            NAMES & ADDRESSES OF INCORPORATORS
     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.
Date: July 27, 1987

                SIGNATURES AND NAMES                 POST OFFICE ADDRESS
1.  /s/ Michael J. Freed                     1. 200 N. LaSalle St., Ste 2100
    ---------------------------------------     --------------------------------
                   SIGNATURE                              STREET

    Michael J. Freed                            Chicago       IL           60601
    ---------------------------------------     --------------------------------
     NAME (PLEASE PRINT)                        CITY/TOWN    STATE           ZIP
2.                                           2.
                                                --------------------------------
                   SIGNATURE                              STREET

    ---------------------------------------     --------------------------------
     NAME (PLEASE PRINT)                        CITY/TOWN    STATE           ZIP
                                             3.
3.                                              --------------------------------
                                                          STREET
                   SIGNATURE
                                                --------------------------------
    ---------------------------------------     CITY/TOWN    STATE           ZIP
     NAME (PLEASE PRINT)

----------
* A DECLARATION AS TO A "PAR VALUE" IS OPTIONAL. THIS SPACE MAY BE MARKED "N/A" WHEN NO REFERENCE TO A PAR VALUE IS DESIRED.

(SIGNATURES MUST BE IN INK ON ORIGINAL DOCUMENT. CARBON COPY, XEROX OR RUBBER STAMP SIGNATURES MAY ONLY BE USED ON CONFORMED COPIES.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.

                                   EXHIBIT "A"

     To utilize a mail order business to promote, market and sell video tapes, recorders, related equipment and accessories.

     To acquire, own, use, lease as lessor or lessee, convey and otherwise deal in and with real property and any interest therein.

     To buy, sell, franchise, own, use, lease as lessor or lessee, convey and deal in and with goods, wares and merchandise of every class and description and to carry on a general manufacturing and merchandising business.

     To transact any and all lawful business for which a corporation may be organized under the Illinois Business Corporation Act.

                                    JIM EDGAR
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                              ARTICLES OF AMENDMENT

ARTICLE ONE    The name of the corporation is CRITIC'S CHOICE VIDEO, INC.
                                                                        (NOTE 1)

ARTICLE TWO    The following amendment of the Articles of Incorporation was adopted on OCTOBER 26, 1988 in the manner indictated below ("X" one box only)

           [ ] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected, or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment.
                                                                        (NOTE 2)

           [ ] By a majority of the board of directors, in accordance with
               Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment.
                                                                        (NOTE 3)

           [ ] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment.
                                                                        (NOTE 4)

           [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10.
                                                                        (NOTE 4)

          [XX] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders to vote on this amendment.
                                                                        (NOTE 4)

                          (INSERT AMENDMENT) See Page 2

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY.) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS: RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:)

                           CRITICS' CHOICE VIDEO, INC.
--------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                     PAGE 2
                                   RESOLUTION

     RESOLVED, that the Certificate of Incorporation of the Corporation be amended by amending Article 1., which Article shall read in its entirety as follows:

     "1. The name of the Corporation is CRITICS' CHOICE VIDEO, INC."

ARTICLE THREE  The manner in which any exchange reclassification or cancellation of issued shares or a reduction of the number of authorized shares of any class below the number of issued shares of that class provided for or effected by this amendment is as follows:
               (IF NOT APPLICABLE, INSERT "NO CHANGE")

                       NO CHANGE

ARTICLE FOUR   (a) The manner in which said attachment affects a change in the amount of paid-in capital (Paid-in Capital replaces the terms
               Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows (IF NOT APPLICABLE, INSERT "NO
               CHANGE")

                       NO CHANGE

               (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment as follows (IF NOT APPLICABLE, INSERT "NO CHANGE")

                       NO CHANGE

                                              Before Amendment   After Amendment
                           Paid-in Capital    $ ______________   $ _____________

                       (Complete either Item 1 or 2 below)

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated October 27, 1988                   CRITIC'S CHOICE VIDEO, INC.
                                         -------------------------------------
                                              (EXACT NAME OF CORPORATION)

attested by  /s/ Howard Shapiro                                        by   /s/ James P. Radtke
             ---------------------------------------                        ---------------------------------------------
                (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)               (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

             Howard Shapiro, Vice President & Assistant Secretary           James P. Radtke, Vice President & Assistant
             -----------------------------------------------------          -------------------------------------------
                      (TYPE OR PRINT NAME AND TITLE)                       Treasurer
                                                                           ----------------
                                                                                      (TYPE OR PRINT NAME AND TITLE)

(2) If amendment is authorized by the incorporators, the incorporators must sign below.

                                       OR

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Dated                  , 19

Form BCA-5.10                     STATEMENT OF CHANGE
  NFP-105.10                      OF REGISTERED AGENT
                                AND/OR REGISTERED OFFICE       File #
--------------------------------------------------------------------------------
      (Rev. Jan. 1991)                                      SUBMIT IN DUPLICATE
George H. Ryan                                             This space for use by
Secretary of State                                           Secretary of State
Department of Business Services                         Date
Springfield, IL 62756
Telephone (217) 782-6961                                Filing Fee           $5
REMIT PAYMENT IN CHECK OR MONEY
ORDER, PAYABLE TO "SECRETARY OF STATE"                  Approved

1.  CORPORATE NAME: Critics' Choice Video, Inc.

2.  STATE OF COUNTRY OF INCORPORATION: Illinois

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (BEFORE CHANGE):
      Registered Agent The Prentice-Hall Corporation System, Inc.
                      ----------------------------------------------------------
                          FIRST NAME              MIDDLE NAME      LAST NAME
      Registered Office 33 North LaSalle St.
                       ---------------------------------------------------------
                           NUMBER                   STREET         SUITE NO.
                                                                   (A.P.O. BOX
                                                                   ALONE IS NOT
                                                                   ACCEPTABLE)

                        Chicago, IL 60602                        Cook
                       ---------------------------------------------------------
                           CITY                     ZIP CODE         COUNTY

4. Name and address of the registered agent and registered office shall be (AFTER ALL CHANGES HEREIN REPORTED):

      Registered Agent                  C T CORPORATION SYSTEM
                      ----------------------------------------------------------
                          FIRST NAME          MIDDLE NAME            LAST NAME

      Registered Office c/o C T Corporation System, 208 S. La Salle Street
                       ---------------------------------------------------------
                           NUMBER               STREET             SUITE NO.
                                                                   (A.P.O. BOX
                                                                   ALONE IS NOT
                                                                   ACCEPTABLE)

                        Chicago                 60604              Cook
                       ---------------------------------------------------------
                         CITY                  ZIP CODE               COUNTY

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.  The above change was authorized by: ("X" ONE BOX ONLY)
       a. /X/ By resolution duly adopted by the board of directors. (NOTE 5)
       b. / / By action of the registered agent.                        (NOTE 6)

NOTE: When the registered agent changes, the signatures of both President and Secretary are required.

7.  (IF AUTHORIZED BY THE BOARD OF DIRECTORS, SIGN HERE. SEE NOTE 5)

      The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated MAY 20, 1994                            PLAYBOY PREFERRED, INC.
                                              ----------------------------------

attested by /s/ Irma Villarreal                                      By /s/ Howard Shapiro
           -------------------------------------------------            -------------------------------------------------------
             (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)                  (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

            Irma Villarreal, Secretary                                Howard Shapiro, Vice President
           ------------------------------------------------          ---------------------------------------------------------
                    (TYPE OR PRINT NAME AND TITLE)                              (TYPE OR PRINT NAME AND TITLE)

(IF CHANGE OF REGISTERED OFFICE BY REGISTERED AGENT, SIGN HERE. SEE NOTE 6)
   The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated                      1994       ------------------------------------------
      --------------------   --        (SIGNATURE OF REGISTERED AGENT OF RECORD)

Form BCA-10.30                       ARTICLES OF AMENDMENT                          File #5475-247-4
(Rev. Jan. 1999)

Jesse White                          FILED                                           SUBMIT IN DUPLICATE
Secretary of State                   OCT 19 2000      PAID                          THIS SPACE FOR USE BY
Department of Business Services                     OCT 19 2000                       SECRETARY OF STATE
Springfield, IL 62756
Telephone (217) 782-1832                                                        Date                 10-18-00

                                     JESSIE WHITE                               Franchise Tax        $
Remit payment in check or money      SECRETARY OF STATE                         Filing Fee*          $25.00
order, payable to "Secretary of                     Expedited Services          Penalty
State."                                                                         Approved: /s/ JK

The filing fee for restated
articles of amendment - $100.00

http://www.sos.state.il.us

1.   CORPORATE NAME: CRITICS' CHOICE VIDEO, INC.
                     -----------------------------------------------------------
                                                                    (Note 1)

2.   MANNER OF ADOPTION OF AMENDMENT:
          The following amendment of the Articles of Incorporation was adopted on October 17 , 2000 in the manner indicated below. ("X" one box only)
             -----------  ------
            (Month & Day) (Year)

     - By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                    (Note 2)

     -    By a majority of the board of directors, in accordance with
          Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                    (Note 2)

     -    By a majority of the board of directors, in accordance with
          Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                    (Note 3)

     - By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                    (Note 4)

     - By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
          Section 7.10;
                                                                    (Notes 4&5)

    /X/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment;
                                                                    (Note 5)

3.   TEXT OF AMENDMENT:

     a. When amendment effects a name change, insert the corporate name below. Use Page 2 for all others amendments.

          Article 1: The name of the corporation is:

COLLECTORS' CHOICE MUSIC HOLDINGS. INC.
--------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                TEXT OF AMENDMENT

(IF AMENDMENT AFFECTS THE CORPORATE PURPOSE, THE AMENDED PURPOSE IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY. IF THERE IS NOT SUFFICIENT SPACE TO DO SO, ADD ONE OR MORE SHEETS OF THIS SIZE.)

To operate a direct marketing business (including catalogs, websites and future technology) relating to music.

To acquire, own, use, lease as lessor or lessee, convey and otherwise deal in and with real property and any interest therein.

To buy, sell, franchise, own, use, lease as lessor or lessee, convey and deal in and with goods, wares and merchandise of every class and description and to carry on a general manufacturing and merchandising business.

To transact any and all lawful business for which a corporation may be organized under the Illinois Business Corporation Act.

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or affected by this amendment, is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

     No change.

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

     No change.
     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                                         Before Amendment    After Amendment
                                         ----------------    ---------------

                      Paid-in Capital    $ No Change          $ No Change
                                           --------------       --------------

    (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.
Dated October 17, 2000                              Critics' Choice Video, Inc.

attested by /s/ Robert D. Campbell
            -----------------------------------------------      -----------------------------------------------------------
           (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (EXACT NAME OF CORPORATION AT DATE OF EXECUTION)

             Robert Campbell, Assistant Secretary                by /s/ Howard Shapiro
         --------------------------------------------------         --------------------------------------------------------
                  (TYPE OR PRINT NAME AND TITLE)                            (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

                                                                          Howard Shapiro, Vice President
                                                                    --------------------------------------------------------
                                                                                (TYPE OR PRINT NAME AND TITLE)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.
                                       OR

If amendment is authorized by the directors pursuant to Section 10.10, and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Dated                                          ,
       ----------------------------------------  ---------------
                  (MONTH & DAY)                      (YEAR)


-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

Form BCA-10.30                       ARTICLES OF AMENDMENT                          File #D5475-247-4
(Rev. Jan. 1999)

Jesse White                          FILED                                           SUBMIT IN DUPLICATE
Secretary of State                   DEC 20 2001      PAID                          THIS SPACE FOR USE BY
Department of Business Services                     DEC 28 2001                      SECRETARY OF STATE
Springfield, IL 62756
Telephone (217) 782-1832                                                        Date                 12-20-01

                                     JESSIE WHITE                               Franchise Tax        $
Remit payment in check or money      SECRETARY OF                               Filing Fee*          $25.00
order, payable to "Secretary of      STATE          Expedited Services          Penalty
State."                                                                         Approved:

The filing fee for restated
articles of amendment - $100.00

http://www.sos.state.il.us

1.   CORPORATE NAME: Collectors' Choice Music Holdings, Inc.
                     -----------------------------------------------------------
                                                                    (Note 1)

2.   MANNER OF ADOPTION OF AMENDMENT:
         The following amendment of the Articles of Incorporation was adopted on
         December 18,   2001 in the manner indicated below. ("X" one box only)
         ------------- ------
         (Month & Day) (Year)

     - By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                   (Note 2)

     -   By a majority of the board of directors, in accordance with
         Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                   (Note 2)

     -   By a majority of the board of directors, in accordance with
         Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                   (Note 3)

     - By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                   (Note 4)

     - By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
         Section 7.10;
                                                                   (Notes 4&5)

    /X/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment;
                                                                   (Note 5)

3.   TEXT OF AMENDMENT:

     a. When amendment effects a name change, insert the corporate name below. Use Page 2 for all others amendments.

         Article 1: The name of the corporation is:

Itasca Holdings, Inc.
--------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                TEXT OF AMENDMENT

b. (IF AMENDMENT AFFECTS THE CORPORATE PURPOSE, THE AMENDED PURPOSE IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY. IF THERE IS NOT SUFFICIENT SPACE TO DO SO, ADD ONE OR MORE SHEETS OF THIS SIZE.)

     To engage in any lawful act of activity for which corporations may be organized under the General Corporation Law of Illinois.

     To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

     To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

     To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this corporation.

     To acquire by purchase, subscription or otherwise, and to receive, hold, own, assume, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, chooses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon and to do any and all acts and things necessary or advisable for the preservation protection improvement and enhancement in value thereof.

     To borrow or raise money for any of the purposes of the corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interests thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

     To purchase, receive, take by grant, gift, devise, bequest or otherwise lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and with real or personal property, or any interest therein, whenever situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of the corporation's property and assets, or any interest therein, wherever situated.

     In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Illinois or by any other law of Illinois or by this Certificate of Incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the corporation.

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
     (IF NOT APPLICABLE, INSERT "NO CHANGE")

     No change.

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

     No change.

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

     No change.

                                         Before Amendment    After Amendment

                      Paid-in Capital    $No Change          $No Change
                                          -------------       -------------

    (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated:  December 18            , 2001                  Collectors' Choice Music Holdings, Inc.
             -----------------------  ------                -----------------------------------------------------
                (MONTH & DAY)      (YEAR)                   (EXACT NAME OF CORPORATION AT DATE OF EXECUTION)

     attested by /s/ Robert D. Campbell                     By        /s/ Howard Shapiro
                 ------------------------------------         ---------------------------------------------------
         (SIGNATURE OF SECRETARY OF ASSISTANT SECRETARY)    (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

     Robert Campbell, Assistant Secretary                   Howard Shapiro, Vice President
     ------------------------------------                   -----------------------------------------------------
     (TYPE OR PRINT NAME AND TITLE)                         (TYPE OR PRINT NAME AND TITLE)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated                                          ,
            ----------------------------------------  ---------------
                       (MONTH & DAY)                       (YEAR)


     --------------------------------      -------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

                                        3